                                                                Exhibit 99.5
-------------------------------------------------------------------------------
                                                       Monthly Operating Report
---------------------------------------------
CASE NAME: KITTY HAWK CARGO, INC.                       ACCRUAL BASIS
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42145-BJH-11                          02/13/95, RWD, 2/96
---------------------------------------------

---------------------------------------------
JUDGE:  BARBARA J. HOUSER
---------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: DECEMBER 31, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

/s/ Drew Keith                                     CHIEF FINANCIAL OFFICER
---------------------------------------            --------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                      TITLE

DREW KEITH                                                 1/22/2002
---------------------------------------            --------------------------
PRINTED NAME OF RESPONSIBLE PARTY                           DATE

PREPARER:

/s/ Kevin K. Craig                                 CONTROLLER, KITTY HAWK INC.
---------------------------------------            ---------------------------
ORIGINAL SIGNATURE OF PREPARER                              TITLE

KEVIN K. CRAIG                                            1/22/2002
---------------------------------------            ---------------------------
PRINTED NAME OF PREPARER                                    DATE

-------------------------------------------------------------------------------

   ----------------------------------------------------------------------------
                                                       Monthly Operating Report
   -------------------------------------------
   CASE NAME: KITTY HAWK CARGO, INC                       ACCRUAL BASIS-1
   -------------------------------------------

   -------------------------------------------
   CASE  NUMBER: 400-42145-BJH-11                       02/13/95, RWD, 2/96
   -------------------------------------------

   -------------------------------------------

   COMPARATIVE BALANCE SHEET
   -------------------------------------------

                                                SCHEDULE             MONTH                   MONTH             MONTH
                                                               -----------------------------------------------------------
   ASSETS                                        AMOUNT           OCTOBER, 2001         NOVEMBER, 2001      DECEMBER, 2001
   -----------------------------------------------------------------------------------------------------------------------
   1.     UNRESTRICTED CASH                                       $      11,751         $       11,751      $         9,129
   ------------------------------------------------------------------------------------------------------------------------
   2.     RESTRICTED CASH                                         $           0         $            0      $             0
   ------------------------------------------------------------------------------------------------------------------------
   3.     TOTAL CASH                         $            0       $      11,751         $       11,751      $         9,129
   ------------------------------------------------------------------------------------------------------------------------
   4.     ACCOUNTS RECEIVABLE (NET)          $   41,314,895       $  19,088,538         $   19,051,571      $    18,849,583
   ------------------------------------------------------------------------------------------------------------------------
   5.     INVENTORY                                               $           0         $            0      $             0
   ------------------------------------------------------------------------------------------------------------------------
   6.     NOTES RECEIVABLE                                        $           0         $            0      $             0
   ------------------------------------------------------------------------------------------------------------------------
   7.     PREPAID EXPENSES                   $       35,445       $           0         $            0      $             0
   ------------------------------------------------------------------------------------------------------------------------
   8.     OTHER (ATTACH LIST)                $  102,257,281       $   7,961,734         $    5,844,447      $     5,555,435
   ------------------------------------------------------------------------------------------------------------------------
   9.     TOTAL CURRENT ASSETS               $  143,607,621       $  27,062,023         $   24,907,769      $    24,414,147
   ------------------------------------------------------------------------------------------------------------------------
   10.    PROPERTY, PLANT & EQUIPMENT        $    2,455,211       $   4,761,034         $    4,750,264      $     4,750,264
   ------------------------------------------------------------------------------------------------------------------------
   11.    LESS: ACCUMULATED
          DEPRECIATION / DEPLETION                                $   2,958,785         $    3,000,077      $     3,053,446
   ------------------------------------------------------------------------------------------------------------------------
   12.    NET PROPERTY, PLANT &
          EQUIPMENT                          $    2,455,211       $   1,802,249         $    1,750,187      $     1,696,818
   ------------------------------------------------------------------------------------------------------------------------
   13.    DUE FROM INSIDERS                                       $           0         $            0      $             0
   ------------------------------------------------------------------------------------------------------------------------
   14.    OTHER ASSETS - NET OF
          AMORTIZATION (ATTACH  LIST)                             $           0         $            0      $             0
   ------------------------------------------------------------------------------------------------------------------------
   15.    OTHER (ATTACH LIST)                                     $           0         $            0      $             0
   ------------------------------------------------------------------------------------------------------------------------
   16.    TOTAL ASSETS                       $  146,062,832       $  28,864,272         $   26,657,956      $    26,110,965
   ------------------------------------------------------------------------------------------------------------------------
   POSTPETITION LIABILITIES
   ------------------------------------------------------------------------------------------------------------------------
   17.    ACCOUNTS PAYABLE                                        $     236,481         $      391,208      $       551,216
   ------------------------------------------------------------------------------------------------------------------------
   18.    TAXES PAYABLE                                           $     619,534         $      274,394      $       142,547
   ------------------------------------------------------------------------------------------------------------------------
   19.    NOTES PAYABLE                                           $           0         $            0      $             0
   ------------------------------------------------------------------------------------------------------------------------
   20.    PROFESSIONAL FEES                                       $           0         $            0      $             0
   ------------------------------------------------------------------------------------------------------------------------
   21.    SECURED DEBT                                            $           0         $            0      $             0
   ------------------------------------------------------------------------------------------------------------------------
   22.    OTHER (ATTACH LIST)                                      ($16,801,901)          ($17,637,548)        ($17,782,313)
   ------------------------------------------------------------------------------------------------------------------------
   23.    TOTAL POSTPETITION
          LIABILITIES                                              ($15,945,886)          ($16,971,946)        ($17,088,550)
   ------------------------------------------------------------------------------------------------------------------------
   PREPETITION LIABILITIES
   ------------------------------------------------------------------------------------------------------------------------
   24.    SECURED DEBT                                            $           0         $            0      $             0
   ------------------------------------------------------------------------------------------------------------------------
   25.    PRIORITY DEBT                      $      496,687       $           0         $            0      $             0
   ------------------------------------------------------------------------------------------------------------------------
   26.    UNSECURED DEBT                     $   78,864,376       $   5,058,160         $    5,058,160      $     5,058,160
   ------------------------------------------------------------------------------------------------------------------------
   27.    OTHER (ATTACH LIST)                                     $   4,954,286         $    4,954,286      $     4,927,729
   ------------------------------------------------------------------------------------------------------------------------
   28.    TOTAL PREPETITION LIABILITIES      $   79,361,063       $  10,012,446         $   10,012,446      $     9,985,889
   ------------------------------------------------------------------------------------------------------------------------
   29.    TOTAL LIABILITIES                  $   79,361,063         ($5,933,440)           ($6,959,500)         ($7,102,661)
   ------------------------------------------------------------------------------------------------------------------------
   EQUITY
   ------------------------------------------------------------------------------------------------------------------------
   30.    PREPETITION OWNERS' EQUITY                              $  61,741,245         $   61,741,245      $    61,741,245
   ------------------------------------------------------------------------------------------------------------------------
   31.    POSTPETITION CUMULATIVE
          PROFIT OR (LOSS)                                         ($26,943,533)          ($28,123,789)        ($28,527,619)
   ------------------------------------------------------------------------------------------------------------------------
   32.    DIRECT CHARGES TO EQUITY
          (ATTACH EXPLANATION)                                    $           0         $            0      $             0
   ------------------------------------------------------------------------------------------------------------------------
   33.    TOTAL EQUITY                       $            0       $  34,797,712         $   33,617,456      $    33,213,626
   ------------------------------------------------------------------------------------------------------------------------
   34.    TOTAL LIABILITIES &
          OWNERS' EQUITY                     $   79,361,063       $  28,864,272         $   26,657,956      $    26,110,965
   ------------------------------------------------------------------------------------------------------------------------
                                                                  $           0         $            0      $             0
   ------------------------------------------------------------------------------------------------------------------------

  ==============================================================================
                                                        Monthly Operating Report
  ---------------------------------------------
  CASE  NAME: KITTY HAWK CARGO, INC             ACCRUAL BASIS-2
  ---------------------------------------------

  ---------------------------------------------
  CASE  NUMBER: 400-42145-BJH-11                          02/13/95, RWD, 2/96
  ---------------------------------------------

  ---------------------------------------------
  INCOME STATEMENT
  -------------------------------------------------------------------------------------------------------------------------------
                                                     MONTH                  MONTH                  MONTH               QUARTER
                                                 ------------------------------------------------------------
  REVENUES                                       OCTOBER, 2001         NOVEMBER, 2001          DECEMBER, 2001           TOTAL
  -------------------------------------------------------------------------------------------------------------------------------
  1.        GROSS  REVENUES                      $   9,764,999         $    8,651,981          $   7,771,986        $  26,188,966
  -------------------------------------------------------------------------------------------------------------------------------
  2.        LESS:  RETURNS & DISCOUNTS           $           0         $            0          $           0        $           0
  -------------------------------------------------------------------------------------------------------------------------------
  3.        NET  REVENUE                         $   9,764,999         $    8,651,981          $   7,771,986        $  26,188,966
  -------------------------------------------------------------------------------------------------------------------------------
  COST  OF  GOODS  SOLD
  -------------------------------------------------------------------------------------------------------------------------------
  4.        MATERIAL                             $           0         $            0          $           0        $           0
  -------------------------------------------------------------------------------------------------------------------------------
  5.        DIRECT  LABOR                        $           0         $            0          $           0        $           0
  -------------------------------------------------------------------------------------------------------------------------------
  6.        DIRECT  OVERHEAD                     $           0         $            0          $           0        $           0
  -------------------------------------------------------------------------------------------------------------------------------
  7.        TOTAL  COST  OF  GOODS  SOLD         $           0         $            0          $           0        $           0
  -------------------------------------------------------------------------------------------------------------------------------
  8.        GROSS  PROFIT                        $   9,764,999         $    8,651,981          $   7,771,986        $  26,188,966
  -------------------------------------------------------------------------------------------------------------------------------
  OPERATING  EXPENSES
  -------------------------------------------------------------------------------------------------------------------------------
  9.        OFFICER / INSIDER  COMPENSATION      $      13,333         $       13,333          $      13,333        $      39,999
  -------------------------------------------------------------------------------------------------------------------------------
  10.       SELLING  &  MARKETING                $       2,220         $        1,500          $       5,115        $       8,835
  -------------------------------------------------------------------------------------------------------------------------------
  11.       GENERAL & ADMINISTRATIVE             $   1,623,812         $    1,653,340          $     853,964        $   4,131,116
  -------------------------------------------------------------------------------------------------------------------------------
  12.       RENT  &  LEASE                       $     293,659         $      297,706          $     297,853        $     889,218
  -------------------------------------------------------------------------------------------------------------------------------
  13.       OTHER (ATTACH LIST)                  $   8,634,982         $    8,400,771          $   7,122,916        $  24,158,669
  -------------------------------------------------------------------------------------------------------------------------------
  14.       TOTAL  OPERATING  EXPENSES           $  10,568,006         $   10,366,650          $   8,293,181        $  29,227,837
  -------------------------------------------------------------------------------------------------------------------------------
  15.       INCOME  BEFORE  NON-OPERATING
            INCOME & EXPENSE                         ($803,007)           ($1,714,669)             ($521,195)         ($3,038,871)
  -------------------------------------------------------------------------------------------------------------------------------
  OTHER  INCOME  &  EXPENSES
  -------------------------------------------------------------------------------------------------------------------------------
  16.       NON-OPERATING INCOME (ATT.  LIST)            ($271)              ($61,893)              ($11,668)            ($73,832)
  -------------------------------------------------------------------------------------------------------------------------------
  17.       NON-OPERATING EXPENSE (ATT.  LIST)   $           0         $            0          $           0        $           0
  -------------------------------------------------------------------------------------------------------------------------------
  18.       INTEREST  EXPENSE                    $     322,610         $      264,514          $     109,904        $     697,028
  -------------------------------------------------------------------------------------------------------------------------------
  19.       DEPRECIATION / DEPLETION             $      52,230         $       53,745          $      53,370        $     159,345
  -------------------------------------------------------------------------------------------------------------------------------
  20.       AMORTIZATION                         $           0         $            0          $           0        $           0
  -------------------------------------------------------------------------------------------------------------------------------
  21.       OTHER (ATTACH LIST)                  $           0                ($3,943)         $           0              ($3,943)
  -------------------------------------------------------------------------------------------------------------------------------
  22.       NET  OTHER INCOME & EXPENSES         $     374,569         $      252,423          $     151,606        $     778,598
  -------------------------------------------------------------------------------------------------------------------------------
  REORGANIZATION  EXPENSES
  -------------------------------------------------------------------------------------------------------------------------------
  23.       PROFESSIONAL  FEES                   $           0         $            0          $           0        $           0
  -------------------------------------------------------------------------------------------------------------------------------
  24.       U.S.  TRUSTEE  FEES                  $           0         $            0          $         250        $         250
  -------------------------------------------------------------------------------------------------------------------------------
  25.       OTHER (ATTACH LIST)                  $           0         $            0          $           0        $           0
  -------------------------------------------------------------------------------------------------------------------------------
  26.       TOTAL  REORGANIZATION  EXPENSES      $           0         $            0          $         250        $         250
  -------------------------------------------------------------------------------------------------------------------------------
  27.       INCOME  TAX                              ($471,030)             ($786,836)             ($269,219)         ($1,527,085)
  -------------------------------------------------------------------------------------------------------------------------------
  28.       NET  PROFIT  (LOSS)                      ($706,546)           ($1,180,256)             ($403,832)         ($2,290,634)
  -------------------------------------------------------------------------------------------------------------------------------
                                                 $           0         $            0          $           0
  ===============================================================================================================================

================================================================================
                                                        Monthly Operating Report
  ---------------------------------------------
  CASE  NAME: KITTY HAWK CARGO, INC             ACCRUAL BASIS-3
  ---------------------------------------------

  ---------------------------------------------
  CASE  NUMBER: 400-42145-BJH-11                          02/13/95, RWD, 2/96
  ---------------------------------------------

  -------------------------------------------------------------------------------------------------------------------------------
  CASH  RECEIPTS  AND                               MONTH                  MONTH                   MONTH                 QUARTER
                                                --------------------------------------------------------------
  DISBURSEMENTS                                 OCTOBER, 2001          NOVEMBER, 2001           DECEMBER, 2001            TOTAL
  -------------------------------------------------------------------------------------------------------------------------------

  1.      CASH - BEGINNING  OF  MONTH            $     11,751           $       11,751          $       11,751      $      11,751
  -------------------------------------------------------------------------------------------------------------------------------
  RECEIPTS  FROM  OPERATIONS
  -------------------------------------------------------------------------------------------------------------------------------
  2.      CASH  SALES                            $          0           $            0          $            0      $           0
  -------------------------------------------------------------------------------------------------------------------------------
  COLLECTION  OF  ACCOUNTS  RECEIVABLE
  -------------------------------------------------------------------------------------------------------------------------------
  3.      PREPETITION                            $          0           $            0          $            0      $           0
  -------------------------------------------------------------------------------------------------------------------------------
  4.      POSTPETITION                           $  6,554,179           $    6,650,611          $    7,843,746      $  21,048,536
  -------------------------------------------------------------------------------------------------------------------------------
  5.      TOTAL  OPERATING  RECEIPTS             $  6,554,179           $    6,650,611          $    7,843,746      $  21,048,536
  -------------------------------------------------------------------------------------------------------------------------------
  NON - OPERATING RECEIPTS
  -------------------------------------------------------------------------------------------------------------------------------
  6.      LOANS  &  ADVANCES  (ATTACH  LIST)     $          0           $            0          $            0      $           0
  -------------------------------------------------------------------------------------------------------------------------------
  7.      SALE  OF  ASSETS                       $          0           $            0          $            0      $           0
  -------------------------------------------------------------------------------------------------------------------------------
  8.      OTHER  (ATTACH  LIST)                   ($6,554,179)             ($6,650,611)            ($7,846,368)      ($21,051,158)
  -------------------------------------------------------------------------------------------------------------------------------
  9.      TOTAL  NON-OPERATING  RECEIPTS          ($6,554,179)             ($6,650,611)            ($7,846,368)      ($21,051,158)
  -------------------------------------------------------------------------------------------------------------------------------
  10.     TOTAL  RECEIPTS                        $          0           $            0                 ($2,622)           ($2,622)
  -------------------------------------------------------------------------------------------------------------------------------
  11.     TOTAL  CASH  AVAILABLE                 $     11,751           $       11,751          $        9,129      $       9,129
  -------------------------------------------------------------------------------------------------------------------------------
  OPERATING  DISBURSEMENTS
  -------------------------------------------------------------------------------------------------------------------------------
  12.     NET  PAYROLL                           $          0           $            0          $            0      $           0
  -------------------------------------------------------------------------------------------------------------------------------
  13.     PAYROLL TAXES PAID                     $          0           $            0          $            0      $           0
  -------------------------------------------------------------------------------------------------------------------------------
  14.     SALES,  USE  &  OTHER  TAXES  PAID     $          0           $            0          $            0      $           0
  -------------------------------------------------------------------------------------------------------------------------------
  15.     SECURED / RENTAL / LEASES              $          0           $            0          $            0      $           0
  -------------------------------------------------------------------------------------------------------------------------------
  16.     UTILITIES                              $          0           $            0          $            0      $           0
  -------------------------------------------------------------------------------------------------------------------------------
  17.     INSURANCE                              $          0           $            0          $            0      $           0
  -------------------------------------------------------------------------------------------------------------------------------
  18.     INVENTORY  PURCHASES                   $          0           $            0          $            0      $           0
  -------------------------------------------------------------------------------------------------------------------------------
  19.     VEHICLE  EXPENSES                      $          0           $            0          $            0      $           0
  -------------------------------------------------------------------------------------------------------------------------------
  20.     TRAVEL                                 $          0           $            0          $            0      $           0
  -------------------------------------------------------------------------------------------------------------------------------
  21.     ENTERTAINMENT                          $          0           $            0          $            0      $           0
  -------------------------------------------------------------------------------------------------------------------------------
  22.     REPAIRS  &  MAINTENANCE                $          0           $            0          $            0      $           0
  -------------------------------------------------------------------------------------------------------------------------------
  23.     SUPPLIES                               $          0           $            0          $            0      $           0
  -------------------------------------------------------------------------------------------------------------------------------
  24.     ADVERTISING                            $          0           $            0          $            0      $           0
  -------------------------------------------------------------------------------------------------------------------------------
  25.     OTHER  (ATTACH  LIST)                  $          0           $            0          $            0      $           0
  -------------------------------------------------------------------------------------------------------------------------------
  26.     TOTAL  OPERATING  DISBURSEMENTS        $          0           $            0          $            0      $           0
  -------------------------------------------------------------------------------------------------------------------------------
  REORGANIZATION  EXPENSES
  -------------------------------------------------------------------------------------------------------------------------------
  27.     PROFESSIONAL  FEES                     $          0           $            0          $            0      $           0
  -------------------------------------------------------------------------------------------------------------------------------
  28.     U.S.  TRUSTEE  FEES                    $          0           $            0          $            0      $           0
  -------------------------------------------------------------------------------------------------------------------------------
  29.     OTHER  (ATTACH  LIST)                  $          0           $            0          $            0      $           0
  -------------------------------------------------------------------------------------------------------------------------------
  30.     TOTAL  REORGANIZATION  EXPENSES        $          0           $            0          $            0      $           0
  -------------------------------------------------------------------------------------------------------------------------------
  31.     TOTAL  DISBURSEMENTS                   $          0           $            0          $            0      $           0
  -------------------------------------------------------------------------------------------------------------------------------
  32.     NET  CASH  FLOW                        $          0           $            0                 ($2,622)           ($2,622)
  -------------------------------------------------------------------------------------------------------------------------------
  33.     CASH - END OF MONTH                    $     11,751           $       11,751          $        9,129      $       9,129
  -------------------------------------------------------------------------------------------------------------------------------

================================================================================
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
-------------------------------------
CASE  NAME: KITTY HAWK CARGO, INC                ACCRUAL BASIS-4
-------------------------------------

-------------------------------------
CASE  NUMBER:  400-42145-BJH-11                      02/13/95, RWD, 2/96
-------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                           MONTH                   MONTH                   MONTH
                                                 SCHEDULE              -------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                         AMOUNT               OCTOBER, 2001          NOVEMBER, 2001          DECEMBER, 2001
------------------------------------------------------------------------------------------------------------------------------------
1.  0-30                                        $21,518,319             $12,147,939             $11,707,699             $11,093,903
------------------------------------------------------------------------------------------------------------------------------------
2.  31-60                                       $14,127,296             $ 1,400,735             $   333,435             $    89,448
------------------------------------------------------------------------------------------------------------------------------------
3.  61-90                                       $ 2,070,404             $ 1,756,036             $ 1,278,509             $    30,795
------------------------------------------------------------------------------------------------------------------------------------
4.  91+                                         $ 3,598,876             $ 2,821,794             $ 4,488,277             $ 5,667,895
------------------------------------------------------------------------------------------------------------------------------------
5.  TOTAL  ACCOUNTS  RECEIVABLE                 $41,314,895             $18,126,504             $17,807,920             $16,882,041
------------------------------------------------------------------------------------------------------------------------------------
6.  AMOUNT  CONSIDERED  UNCOLLECTIBLE
------------------------------------------------------------------------------------------------------------------------------------
7.  ACCOUNTS  RECEIVABLE  (NET)                 $41,314,895             $18,126,504             $17,807,920             $16,882,041
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                               MONTH: DECEMBER, 2001
                                                                                              ----------------------
--------------------------------------------------------------------------------------------------------------------
                                                   0-30          31-60         61-90           91+
TAXES PAYABLE                                      DAYS          DAYS          DAYS           DAYS           TOTAL
--------------------------------------------------------------------------------------------------------------------
1.  FEDERAL                                     $142,547                                                   $142,547
--------------------------------------------------------------------------------------------------------------------
2.  STATE                                                                                                  $      0
--------------------------------------------------------------------------------------------------------------------
3.  LOCAL                                                                                                  $      0
--------------------------------------------------------------------------------------------------------------------
4.  OTHER (ATTACH LIST)                                                                                    $      0
--------------------------------------------------------------------------------------------------------------------
5.  TOTAL  TAXES  PAYABLE                       $142,547       $     0       $     0       $      0        $142,547
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
6.  ACCOUNTS  PAYABLE                           $404,429       $23,565       $10,410       $112,812        $551,216
--------------------------------------------------------------------------------------------------------------------
                                                                                                           $      0


--------------------------------
STATUS OF POSTPETITION TAXES                                                                  MONTH: DECEMBER, 2001
                                                                                                     -----------------------
----------------------------------------------------------------------------------------------------------------------------
                                            BEGINNING                AMOUNT                                          ENDING
                                              TAX                 WITHHELD AND/              AMOUNT                   TAX
FEDERAL                                    LIABILITY*              OR ACCRUED                 PAID                LIABILITY
----------------------------------------------------------------------------------------------------------------------------
1.  WITHHOLDING**                           $      0                                                               $      0
----------------------------------------------------------------------------------------------------------------------------
2.  FICA-EMPLOYEE**                         $      0                                                               $      0
----------------------------------------------------------------------------------------------------------------------------
3.  FICA-EMPLOYER**                         $      0                                                               $      0
----------------------------------------------------------------------------------------------------------------------------
4.  UNEMPLOYMENT                            $      0                                                               $      0
----------------------------------------------------------------------------------------------------------------------------
5.  INCOME                                  $      0                                                               $      0
----------------------------------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                     $274,394               $432,937                $564,784                $142,547
----------------------------------------------------------------------------------------------------------------------------
7.  TOTAL  FEDERAL  TAXES                   $274,394               $432,937                $564,784                $142,547
----------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
----------------------------------------------------------------------------------------------------------------------------
8.  WITHHOLDING                             $      0                                                               $      0
----------------------------------------------------------------------------------------------------------------------------
9.  SALES                                   $      0                                                               $      0
----------------------------------------------------------------------------------------------------------------------------
10. EXCISE                                  $      0                                                               $      0
----------------------------------------------------------------------------------------------------------------------------
11. UNEMPLOYMENT                            $      0                                                               $      0
----------------------------------------------------------------------------------------------------------------------------
12. REAL PROPERTY                           $      0                                                               $      0
----------------------------------------------------------------------------------------------------------------------------
13. PERSONAL PROPERTY                       $      0                                                               $      0
----------------------------------------------------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)                     $      0                                                               $      0
----------------------------------------------------------------------------------------------------------------------------
15. TOTAL STATE & LOCAL                     $      0               $      0                $      0                $      0
----------------------------------------------------------------------------------------------------------------------------
16. TOTAL TAXES                             $274,394               $432,937                $564,784                $142,547
----------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
----------------------------------------
CASE NAME:  KITTY HAWK CARGO, INC                 ACCRUAL BASIS-5
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42145-BJH-11                         02/13/95, RWD, 2/96
----------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                  MONTH: DECEMBER, 2001
                                                        ------------------------
------------------------------------
BANK RECONCILIATIONS
------------------------------------------------------------------------
                                                        Account #1            Account #2           Account #3
-------------------------------------------------------------------------------------------------------------------------
A.    BANK:                                        Bank One
---------------------------------------------------------------------------------------------------------------
B.    ACCOUNT NUMBER:                                     1559691298                                              TOTAL
---------------------------------------------------------------------------------------------------------------
C.    PURPOSE (TYPE):                              Operations Account
-------------------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT                                $    0                                              $    0
-------------------------------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED                          $    0                                              $    0
-------------------------------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS                              $    0                                              $    0
-------------------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS                                   $2,879                                              $2,879
-------------------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS                               $2,879           $      0              $     0      $2,879
-------------------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN
-------------------------------------------------------------------------------------------------------------------------

------------------------------------
INVESTMENT ACCOUNTS
-------------------------------------------------------------------------------------------------------------------------
                                                    DATE OF         TYPE OF       PURCHASE                 CURRENT
BANK, ACCOUNT NAME & NUMBER                        PURCHASE       INSTRUMENT       PRICE                    VALUE
-------------------------------------------------------------------------------------------------------------------------
7.  N/A
-------------------------------------------------------------------------------------------------------------------------
8.
-------------------------------------------------------------------------------------------------------------------------
9.
-------------------------------------------------------------------------------------------------------------------------
10.
-------------------------------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                                              $    0                   $    0
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------
CASH
-------------------------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                                                        $6,250
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH                                                                               $9,129
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Monthly Operating Report
-----------------------------------------
CASE  NAME: KITTY HAWK CARGO, INC             ACCRUAL BASIS-6
-----------------------------------------

-----------------------------------------
CASE  NUMBER: 400-42145-BJH-11                     02/13/95, RWD, 2/96
-----------------------------------------

                                                   MONTH:  DECEMBER, 2001
-----------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
-----------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------
                                 INSIDERS
-----------------------------------------------------------------
                       TYPE OF        AMOUNT     TOTAL PAID
            NAME       PAYMENT         PAID        TO DATE
-----------------------------------------------------------------
1.  Toby Skaar       Salary          $13,333       $338,164
-----------------------------------------------------------------
2.
-----------------------------------------------------------------
3.
-----------------------------------------------------------------
4.
-----------------------------------------------------------------
5.
-----------------------------------------------------------------
6.  TOTAL PAYMENTS
    TO INSIDERS                      $13,333       $338,164
-----------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                  PROFESSIONALS
-------------------------------------------------------------------------------------------
                              DATE OF COURT                                        TOTAL
                           ORDER AUTHORIZING      AMOUNT    AMOUNT   TOTAL PAID   INCURRED
              NAME               PAYMENT         APPROVED    PAID     TO DATE    & UNPAID *
-------------------------------------------------------------------------------------------
1.  SEE KITTY HAWK, INC. MOR - CASE# 00-42141-BJH-11
-------------------------------------------------------------------------------------------
2.
-------------------------------------------------------------------------------------------
3.
-------------------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------------------
6.  TOTAL PAYMENTS
    TO PROFESSIONALS                               $0        $0         $0           $0
-------------------------------------------------------------------------------------------


* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                      SCHEDULED    AMOUNTS
                                                       MONTHLY      PAID       TOTAL
                                                      PAYMENTS     DURING      UNPAID
                NAME OF CREDITOR                        DUE        MONTH    POSTPETITION
-----------------------------------------------------------------------------------------
1. National City Bank & Ft Wayne - Allen County       $184,377    $184,377      $ 0
-----------------------------------------------------------------------------------------
2. Ridgely - City of Philadelphia - PHL               $ 26,274    $ 26,274      $ 0
-----------------------------------------------------------------------------------------
3. Continental Airlines - EWR                         $ 21,762    $ 21,762      $ 0
-----------------------------------------------------------------------------------------
4. City of Los Angeles - LAX                          $  6,019    $  6,019      $ 0
-----------------------------------------------------------------------------------------
5. Airport Group Int'l - ATL                          $ 11,200    $ 11,200      $ 0
-----------------------------------------------------------------------------------------
6. TOTAL                                              $249,632    $249,632      $ 0
-----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

--------------------------------------
CASE  NAME:  KITTY HAWK CARGO, INC              ACCRUAL BASIS-7
--------------------------------------

--------------------------------------
CASE  NUMBER: 400-42145-BJH-11                      02/13/95, RWD, 2/96
--------------------------------------

                                                MONTH: DECEMBER, 2001
                                                       ---------------------

----------------------------
QUESTIONNAIRE
----------------------------------------------------------------------------
                                                              YES     NO
----------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                   X
    THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
----------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                     X
    OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
----------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR              X
    LOANS) DUE FROM RELATED PARTIES?
----------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES             X
    THIS REPORTING PERIOD?
----------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                   X
    DEBTOR FROM ANY PARTY?
----------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                       X
----------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                 X
    PAST DUE?
----------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                   X
----------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                         X
----------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                     X
    DELINQUENT?
----------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                    X
    REPORTING PERIOD?
----------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                    X
----------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------
INSURANCE
--------------------------------------------------------------------------------
                                                              YES     NO
--------------------------------------------------------------------------------
1.  ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER    X
    NECESSARY INSURANCE COVERAGES IN EFFECT?
--------------------------------------------------------------------------------
2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                     X
--------------------------------------------------------------------------------
3.  PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
             TYPE OF                                            PAYMENT AMOUNT
              POLICY         CARRIER        PERIOD COVERED       & FREQUENCY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      SEE KITTY HAWK, INC. MOR - CASE # 00-42141-BJH-11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------
CASE  NAME:  Kitty Hawk Cargo, Inc.                   FOOTNOTES SUPPLEMENT
-------------------------------------------

-------------------------------------------
CASE  NUMBER: 400-42145-BJH-11                        ACCRUAL BASIS
-------------------------------------------

                                               MONTH:     DECEMBER, 2001
                                                     ------------------------

------------------------------------------------------------------------------------------------------------------------
      ACCRUAL BASIS         LINE
       FORM NUMBER         NUMBER                   FOOTNOTE / EXPLANATION
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
           6                          All Professional fees related to the Reorganization of the
-----------------------------------------------------------------------------------------------------------------------
                                        Company are disbursed out of Kitty Hawk, Inc. (Parent
-----------------------------------------------------------------------------------------------------------------------
                                        Company). Refer to Case # 400-42141
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
           7                          All insurance plans related to the Company are carried
-----------------------------------------------------------------------------------------------------------------------
                                        at Kitty Hawk, Inc. (Parent Company). Refer to Case #
-----------------------------------------------------------------------------------------------------------------------
                                        400-42141.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
           3                 3        The current general ledger system is not able to provide a detail of
-----------------------------------------------------------------------------------------------------------------------
                                        customer cash receipts segregated by prepetion accounts receivable
-----------------------------------------------------------------------------------------------------------------------
                                        and post petition accounts receivable. Therefore, cash receipts
-----------------------------------------------------------------------------------------------------------------------
                                        is provided in total for the month.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
           3                 8        All cash received into the Company cash accounts is swept
-----------------------------------------------------------------------------------------------------------------------
                                        each night to Kitty Hawk, Inc. Master Account (see Case
-----------------------------------------------------------------------------------------------------------------------
                                        #400-42141).
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
           3                31        All disbursements (either by wire transfer or check), including payroll are
-----------------------------------------------------------------------------------------------------------------------
                                        disbursed out of the Kitty Hawk, Inc. controlled disbursement
-----------------------------------------------------------------------------------------------------------------------
                                        account.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
           4                 6        All assessment of uncollectible accounts receivable are done
-----------------------------------------------------------------------------------------------------------------------
                                        at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
-----------------------------------------------------------------------------------------------------------------------
                                        are recorded at Inc. and pushed down to Inc.'s subsidiaries
-----------------------------------------------------------------------------------------------------------------------
                                        as deemed necessary.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
           4                 7        The A/R aging does not reconcile to the general ledger due to historical
-----------------------------------------------------------------------------------------------------------------------
                                        system problems. In addition, A/R aging is for Trade A/R only.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
           4                 6        Accounts payable on the aging are in the 60 and 90 day categories due to wire
-----------------------------------------------------------------------------------------------------------------------
                                        transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141) A/P
-----------------------------------------------------------------------------------------------------------------------
                                        aging and invoices on Kitty Hawk Cargo Aging. Company is working on
-----------------------------------------------------------------------------------------------------------------------
                                        clearing these items.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
           4                 1        Status of Postpetition Taxes - Kitty Hawk Cargo Payroll was transferred to
-----------------------------------------------------------------------------------------------------------------------
                                        Aircargo's payroll  in January, 2001 (case #00-42142-BJH-11)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
           6              Insiders    Payments to insiders include a portion of the Court approved retention payments in the month of January.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
           6               Leases     EWR station & Lessor was changed to Continental; ATL rent paid 8/30, G/L 9/01
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK CARGO, INC

CASE NUMBER: 400-42145-BJH-11

Details of Other Items                                           DECEMBER, 2001


ACCRUAL BASIS-1
8.    OTHER (ATTACH LIST)                                        $   5,555,435 Reported
                                                                 -------------
           Net of all I/C Accts Receivable/Payable                   2,775,105
           Intangibles - Other                                         154,458
           Note Receivable - AFL                                     2,322,424
           Pre-Paid Insurance                                                -
           Pre-Paid Misc                                                     -
           Deposits                                                    303,448
                                                                 -------------
                                                                     5,555,435 Detail
                                                                 -------------
                                                                             - Difference
                                                                 -------------


22.   OTHER  (ATTACH  LIST)                                      $ (17,782,313)Reported
                                                                 -------------
           Accrued Liabilities                                       1,321,316
           Accrued Salaries & PR Taxes                                       -
           Less:  FET Taxes Payable (Line 18)                          142,547
           Post-petition Fed Inc Tax                               (19,246,176)
                                                                 -------------
              *** FET recorded in Taxes Payable                    (17,782,313)Detail
                                                                 -------------
                                                                             - Difference
                                                                 -------------


27.   OTHER (ATTACH LIST)                                        $   4,927,729 Reported
                                                                 -------------
           Pre-petition Fed Inc Tax                                  4,018,643
           Pre-petition Deposits                                       479,840
           Pre-petition Taxes Other                                          -
           Pre-petition Accrued Liabilities                            429,246
                                                                 -------------
                                                                     4,927,729 Detail
                                                                 -------------
                                                                             - Difference
                                                                 -------------


ACCRUAL BASIS-2
13.   OTHER (ATTACH LIST)                                        $   7,122,916 Reported
                                                                 -------------
             Aircraft Costs                                            340,745
             I/C Aircraft Costs (KHA)                                3,129,256
             KHC Ground Handling (Operations Payroll)                  806,005
             Outstation Ground Handling                                951,491
             Trucking Costs                                            330,291
             Fuel                                                    1,552,594
             Contract Labor                                                  -
             Other                                                      12,534
                                                                 -------------
                                                                     7,122,916 Detail
                                                                 -------------
                                                                             - Difference


16    NON-OPERATING INCOME (ATTACH  LIST)                             ($11,668)Reported
                                                                 -------------
           Interest Income                                             (11,668)Detail
                                                                 -------------
                                                                             - Difference
                                                                 -------------


17    OTHER (ATTACH  LIST)                                       $           0 Reported
                                                                 -------------
           Gain/Loss on Sale of Assets                                       - Detail
                                                                 -------------
                                                                             - Difference
                                                                 -------------

ACCRUAL BASIS-3

8.    OTHER (ATTACH LIST)                                           (7,846,368)Reported
                                                                 -------------
           Transfer to Inc - all money sweeps                       (7,846,368)Detail
                                                                 -------------
              to KH Inc. Case #400-42141                                     - Difference
                                                                 -------------


ACCRUAL BASIS-4

6.    OTHER (ATTACH LIST)                                              773,350 Reported
                                                                 -------------
           FET (720) 11/15-30/01 Pd 12/04                              224,371
           FET (720) 12/01-15/01 Pd 12/19                              244,378
           FET (720) Refunds - Reconciling Items Fuel Cr                66,056
           FET (720) Refunds - Reconciling Item Surf Air                49,986
           FET (720) 12/16-31/01                                       188,559        -
                                                                 -------------
                                                                       773,350 Detail
                                                                 -------------
                                                                             - Difference
                                                                 -------------